SCHEDULE 14A INFORMATION

roxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

                             Four Oaks Fincorp, Inc.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

                             Four Oaks Fincorp, Inc.

                                  ____, 2004



Dear Shareholder:

         Accompanying this letter is the Notice of Annual Meeting, Proxy Statement, Summary 2003 Annual Report to Shareholders and proxy for Four Oaks Fincorp, Inc.'s Annual Meeting. It is extremely important for you to complete, sign, date, and return the enclosed proxy as soon as possible even if you plan to attend the Annual Meeting in person. If you do attend, you can revoke your proxy and vote in person.

         The Annual Meeting will begin at 8:00 p.m. on _________, April __, 2004, at the main office of Four Oaks Bank & Trust Company, located at 6144 US 301 South, Four Oaks, North Carolina. At the Annual Meeting, the shareholders will elect the board of directors for the coming year, vote on an amendment to the Articles of Incorporation increasing the number of authorized shares of our company's common stock from 5,000,000 shares to 10,000,000 shares, and transact any other business properly brought before the meeting.

         In compliance with applicable regulations, our company's financial statements and other required disclosures are presented in its Annual Report on Form 10-KSB, a copy of which follows the Proxy Statement, and which reflects our company's financial condition as of December 31, 2003.

         As mentioned above, we also have included a Summary 2003 Annual Report to Shareholders that contains additional information about our company, including a financial summary, a letter from me to our shareholders, and selected financial data.

         As always, we hope to see you at the Annual Meeting, and please remember to complete, sign, and date the enclosed proxy and return it to Branch Banking & Trust Company, Corporate Trust Department, in the envelope provided as soon as possible.

                                                   Sincerely yours,


                                                   Ayden R. Lee, Jr.
                                                   Chief Executive Officer and
                                                   President

                             FOUR OAKS FINCORP, INC.

                                6114 US 301 South
                         Four Oaks, North Carolina 27524
      ---------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 ______ __, 2004
      ---------------------------------------------------------------------

         You are cordially invited to attend the Annual Meeting of Shareholders of Four Oaks Fincorp, Inc., which will be held on _________, April __, 2004 at 8:00 p.m., local time, at the main office of Four Oaks Bank & Trust Company, located at 6144 US 301 South, Four Oaks, North Carolina, for the following purposes:

     (1) To elect the persons listed in the accompanying Proxy Statement to the board of directors of Four Oaks Fincorp, Inc.;

     (2) To approve an amendment to the Articles of Incorporation increasing the number of authorized shares of our company's common stock from 5,000,000 shares to 10,000,000 shares; and

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on March 8, 2004 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof.

         A copy of the Annual Report on Form 10-KSB, containing financial statements of Four Oaks Fincorp, Inc., for the year ended December 31, 2003, is enclosed herewith.

         Your vote is very important. A proxy card is enclosed for the convenience of those stockholders who do not plan to attend the Annual Meeting in person but desire to have their shares voted. If you do not plan to attend the Annual Meeting, please complete and return the proxy card as soon as possible in the envelope provided for that purpose. If you return your card and later decide to attend the Annual Meeting in person or for any other reason desire to revoke your proxy, you may do so at any time before your proxy is voted.

                                            By Order of the board of directors

                                            Ayden R. Lee, Jr.
                                            Chief Executive Officer and
                                            President
_____ _, 2004

                             FOUR OAKS FINCORP, INC.

                                6114 US 301 South
                         Four Oaks, North Carolina 27524

                                 PROXY STATEMENT

         This Proxy Statement, accompanying proxy card, Notice of Annual Meeting of Shareholders, and the Summary 2003 Annual Report to Shareholders are being furnished to shareholders on or about April 5, 2004 by the board of directors of Four Oaks Fincorp, Inc. in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at the main office of Four Oaks Bank & Trust Company, located at 6144 US 301 South, Four Oaks, North Carolina on _________, April __, 2004 at 8:00 p.m., local time, and at all adjournments thereof. All expenses incurred in connection with this solicitation will be paid by us. In addition to solicitation by mail, certain of our officers, directors, and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication, or other means.

                                 ANNUAL MEETING

Purposes of the Annual Meeting

         The principal purposes of the annual meeting are to: (1) elect eight
(8) nominees to our board of directors; (2) approve an amendment to the Articles of Incorporation increasing the number of authorized shares of our common stock from 5,000,000 shares to 10,000,000 shares; and (3) to transact such other business as may properly come before the annual meeting or any adjournments thereof. Our board of directors knows of no matters other than those stated above to be brought before the annual meeting or any adjournments thereof. Nonetheless, the proxyholders named on the enclosed proxy card may vote in accordance with the instructions of the board of directors or, in the absence thereof, in accordance with their discretion, on any other matter properly presented for action of which the board of directors is not now aware.

Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by:

     o    filing a written notice of revocation with our corporate secretary;

     o duly executing a subsequent proxy and filing it with our corporate secretary before the revoked proxy is exercised; or

     o    attending the annual meeting and voting in person.

         If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying "Notice of Annual Meeting of Shareholders."

Record Date

         Our board of directors has fixed the close of business on March 8, 2004 as the record date for determination of shareholders entitled to receive notice of and to vote at the annual meeting and all adjournments thereof. As of the close of business on March 8, 2004, we had 2,706,538 shares of common stock outstanding.

Voting Rights

         Except as otherwise provided by law, each holder of our common stock, or their proxies, is entitled to one vote per share upon all matters voted upon by shareholders. The North Carolina Business Corporation Act provides that with respect to the election of directors, cumulative voting is not available to our shareholders.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of March 8, 2004 regarding shares of our common stock beneficially owned by: (i) each director;
(ii) each director nominee; (iii) each executive officer named in the Summary Compensation Table in this proxy statement; and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that such power may be shared with a spouse. Fractional share amounts are rounded off to the nearest whole number.

                 Name of
             Beneficial Owner                        Shares Owned (1)                    Percent of Class (1)
             ----------------                        ----------------                    --------------------

M.S. Canaday(2)                                            59,809                                 2.2%
Ayden R. Lee, Jr.(3)                                       80,034                                 3.0%
Paula Canaday Bowman(4)                                    41,460                                 1.5%
William J. Edwards(5)                                      15,565                                    *
Warren L. Grimes(6)                                        10,122                                    *
Percy Y. Lee(7)                                            25,423                                    *
Dr. R. Max Raynor, Jr.(8)                                   1,312                                    *
Clifton L. Painter(9)                                      30,086                                 1.1%
William Ashley Turner(10)                                 158,593                                 5.9%
Nancy S. Wise(11)                                           7,940                                    *
W. Leon Hiatt, III(12)                                     13,305                                    *
All Directors and Executive Officers as a
Group (11 persons)                                        443,649                                16.4%
-----------------
*Less than 1%


(1) Based upon 2,706,538 shares of common stock outstanding on March 8, 2004. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who resides in the home of such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days of March 8, 2004. Beneficial ownership may be disclaimed as to certain of the securities.
(2) Includes 1,125 shares subject to stock options which are exercisable within 60 days.
(3) Includes 15,000 shares subject to stock options which are exercisable within 60 days, and 15,232 shares owned by Mr. Lee's spouse who has sole voting and investment power with respect to these shares.
(4) Includes 1,125 shares subject to stock options which are exercisable within 60 days, and 125 shares owned by Ms. Bowman's spouse who has sole voting and investment power with respect to these shares.
(5) Includes 1,125 shares subject to stock options which are exercisable within 60 days, 1,250 shares owned by Mr. Edward's spouse who has sole voting and investment power with respect to these shares, and 91 shares held in his name as custodian for his granddaughter.
(6) Includes 1,125 shares subject to stock options which are exercisable within 60 days, 4,363.949 shares owned jointly with Mr. Grimes' spouse, 990.459 owned by Mr. Grimes' spouse who has sole voting and investment power with respect to these shares, and 12.696 shares owned by a non-minor child who resides in the home.
(7) Includes 1,125 shares subject to stock options which are exercisable within 60 days, and 16,821.240 shares owned jointly with Mr. Lee's spouse.
(8) Includes 1,125 shares subject to stock options which are exercisable within 60 days.
(9) Includes 8,000 shares subject to stock options which are exercisable within 60 days, 1,636 shares owned by Mr. Painter's spouse who has sole voting and investment power with respect to these shares, and 281 shares owned by a minor child who resides in the home.
(10) Includes 750 shares subject to stock options which are exercisable within 60 days, 157,009.486 shares owned jointly with Mr. Turner's spouse, and
     416.939 shares owned by Mr. Turner's spouse who has sole voting and investment power with respect to these shares.
(11) Includes 7,375 shares subject to stock options which are exercisable within 60 days, 1.000 share owned jointly with Ms. Wise's spouse, 2.141 shares owned by Ms. Wise's spouse who has sole voting and investment power with respect to these shares, and 11.540 shares owned by minor children who reside in the home.
(12) Includes 7,125 shares subject to stock options which are exercisable within 60 days, 63.673 shares owned by Mr. Hiatt's spouse who has sole voting and investment power with respect to these shares, and 784.137 shares owned by minor children who reside in the home.

         The following table sets forth certain information as of March 8, 2004 regarding any person who is known to us to be the beneficial owner of more than five percent (5%) of our common stock.

Name and Address of                                 Amount and Nature of Beneficial
Beneficial Owner                                               Ownership                      Percent of Class

William Ashley Turner and Debra C. Turner, Joint                158,593                             5.9%
Tenants with right of survivorship
111 Aleah Court
Clayton, North Carolina 27520


                    INFORMATION ABOUT OUR BOARD OF DIRECTORS

General

         Our board of directors oversees our business and affairs and monitors the performance of management. In accordance with traditional corporate governance principles, our board of directors does not involve itself in day-to-day operations. Instead, directors keep themselves informed through, among other things, discussions with our Chief Executive Officer, other key executives and principal external advisers (legal counsel, outside auditors, investment bankers, and other consultants), reading reports and other materials that are provided to them, and by participating in board and committee meetings. Our directors are elected annually and hold office for a period of one year or until their successors are duly elected and qualified. Our board of directors, in its business judgment, has made an affirmative determination that each of Paula Canaday Bowman, Merwin S. Canaday, William J. Edwards, Warren L. Grimes, Percy Y. Lee, Dr. R. Max Raynor, Jr., and William Ashley Turner meet the definition of "independent director" as that term is defined in the Nasdaq Marketplace Rules.

           Two (2) of our directors are related to each other. Merwin S. Canaday is Paula Canaday Bowman's uncle. There are no material proceedings to which any of our directors or executive officers, or any of their associates, is a party adverse to us or has a material interest adverse to us.

           To our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding during the last five years (excluding traffic violations or similar misdemeanors), and none of our directors or executive officers was a party to any judicial or administrative proceeding during the last five years (except for any matters that were dismissed without sanction or settlement) that resulted in a judgment, decree, or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Director Compensation

         The chairman of our board of directors is paid a fee of $1,100 per month. Other directors, except Mr. Lee who is not paid a director's fee, are paid fees of $900 per month. During 2003, all of the directors other than Mr. Lee were paid a bonus of $850.

Board of Directors Meetings

         During the last fiscal year, our board of directors met twelve (12) times. Each incumbent director attended seventy-five percent (75%) or more of the aggregate of the total number of board of directors meetings and the total number of meetings held by all committees of the board of directors on which he or she served. Going forward our independent directors have resolved to hold meetings, separate from management, at least twice a year.

         Policy on Attendance at Annual Meetings of Shareholders. We do not have a stated policy, but encourage our directors to attend each annual meeting of shareholders. At last year's annual meeting of shareholders, held on April 28, 2003, eight (8) directors were present and in attendance.

Board Committees

         Our board of directors has three standing committees: the audit committee, the compensation committee, and the corporate governance and nominating committee.

         Audit Committee. The audit committee is composed of Warren L. Grimes (chairman), Merwin S. Canaday, and William J. Edwards and operates under a written charter, which the board reviews and reassesses annually. A copy of the proposed revisions to the audit committee charter is attached to this Proxy Statement as Appendix A and is scheduled to be submitted to our board of directors at their next monthly meeting for their consideration and approval. The audit committee charter, as approved by our board, will be filed as an exhibit to the definitive proxy statement. Our board of directors, in its business judgment, has made an affirmative determination that each member of the audit committee: (i) meets the definition of "independent directors" as that term is defined by Nasdaq Marketplace Rules and the SEC rules; and (ii) satisfies the applicable Nasdaq Marketplace Rules relating to financial literacy. In addition, one member of our audit committee has past financial experience resulting in his financial sophistication as required by Nasdaq Marketplace Rules.

         The board of directors has determined that none of the members of its audit committee meet the definition of "audit committee financial expert" as that term is defined under the Securities Exchange Act of 1934, as amended. The members of the audit committee receive directly or have access to extensive information from reviews and examinations by our internal auditor, independent accountant, and various banking regulatory agencies that have jurisdiction over our company and our subsidiaries. The board believes that the present members of the audit committee have sufficient knowledge and experience in financial matters to effectively perform their duties. We recognize that having a person who possesses all of the attributes of an audit committee financial expert may be a valuable addition to our board of directors and currently are evaluating whether and how best to attract such an expert to serve on the board.

         The audit committee reviews the results and scope of the annual audit and other services provided by our independent accountant. The audit committee also reviews our financial statements and audit letters provided by our independent accountant. The audit committee is responsible for the hiring of the independent accountant. The audit committee met ten (10) times during 2003.

         Compensation Committee. The compensation committee is composed of Warren L. Grimes (chairman), Paula Canaday Bowman, Dr. R. Max Raynor, Jr., and William Ashley Turner, each of whom the board, in its business judgment, has determined meets the definition of "independent director" as that term is defined by the Nasdaq Marketplace Rules. The compensation committee is responsible for the approval of compensation arrangements for our officers and the review of our compensation plans and policies. During 2003, the compensation committee met three (3) times.

         The Corporate Governance and Nominating Committee. The board of directors established the corporate governance and nominating committee in February 2004. The members of our corporate governance and nominating committee are Dr. R. Max Raynor, Jr. (chairman), Paula Canaday Bowman, Warren L. Grimes, and William Ashley Turner, each of whom the board has determined, in its business judgment, meets the definition of "independent director" as that term is defined by the Nasdaq Marketplace Rules. The board has not adopted a charter for the committee at this time, but has delegated certain responsibilities to the committee regarding nominations and criteria for proposing or recommending proposed nominees for election and re-election to the board. The delegated responsibilities of the committee include: (i) establishing criteria for the selection of new directors; (ii) evaluating the qualifications of potential candidates for directors; (iii) recommending to the board of directors the nominees for election at each annual meeting of shareholders and any person to be considered to fill a vacancy on the board; and (iv) reviewing and reassessing the adequacy of our corporate governance principles. A charter for this committee is being drafted that would codify these delegations.

         To be considered by our corporate governance and nominating committee, a director nominee must have certain minimum qualifications, including the ability to read and understand basic financial statements, business experience, relevant industry knowledge, high moral character, meeting certain stock ownership requirements, having their primary banking relationship with us, meeting certain age requirements, and the willingness to devote sufficient time to attend meetings and participate effectively on the board. In identifying, evaluating, and recommending nominees for director, the committee considers diversity, age, skills, representation within our market areas, potential conflicts of interest, and such other factors as it deems appropriate, given the needs of the board and our company, to maintain a balance of knowledge, experience, and capability. The committee may retain recruiting professionals to assist in identifying and evaluating candidates for director nominees.

         The corporate governance and nominating committee will consider, in the same manner and based on the same qualifications as its own nominations, shareholder nominations for directors. To be considered, a shareholder nomination must be sent to the Corporate Secretary, Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524. The nomination must be received no later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting, and it must contain enough information regarding the nominee to permit the committee to assess the relevant qualifications of the nominee, such as biographical profile, list of affiliated companies, and potential conflicts of interest.

Shareholder Communications

         Our shareholders may communicate directly with the members of the board of directors or the individual chairmen of standing board committees by writing directly to those individuals at the following address: Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524. Our general policy is to forward, and not to intentionally screen, any mail received at our corporate office that is sent directly to an individual unless we believe the communication may pose a security risk.

Code of Ethics

         Our board of directors has adopted a code of ethics (our "Code of Ethics") that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of our Code of Ethics is available at www.fouroaksbank.com in the "Investor Info" section or free of charge upon written request to the attention of the Corporate Secretary, Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524 ((919) 963-2177).

                                 Proposal No. 1

                              ELECTION OF DIRECTORS

      The nominees for the election of directors are named and certain other information is provided in the following tabulation.

                                    Year                  Positions and Offices with our Company
                                    First                      & Business Experience During
Name                        Age     Elected                        Past Five (5) Years
----                        ---     -------                        -------------------

M.S. Canaday                80      1969        Chairman of the board of  directors  of Four Oaks  Fincorp,  Inc. and
                                                Four Oaks Bank & Trust Company; Owner of Four Oaks Drug Co.
Ayden R. Lee, Jr.           55      1983        Chief  Executive  Officer,  President,  and  Director  of  Four  Oaks
                                                Fincorp, Inc. and Four Oaks Bank & Trust Company
Dr. R. Max Raynor, Jr.      46      2000        Director  of Four  Oaks  Fincorp,  Inc.  and Four  Oaks  Bank & Trust
                                                Company;  Owner of  Professional  Eye Care, with locations in Benson,
                                                North  Carolina,   Roseboro,   North  Carolina,  and  Clinton,  North
                                                Carolina;   Chairman  of  our  company's  Corporate   Governance  and
                                                Nominating Committee
Paula Canaday Bowman        55      1989        Director  of Four  Oaks  Fincorp,  Inc.  and Four  Oaks  Bank & Trust
                                                Company
William J. Edwards          60      1990        Director  of Four  Oaks  Fincorp,  Inc.  and Four  Oaks  Bank & Trust
                                                Company;  President,  Chief  Executive  Officer  and  Chairman of the
                                                Board of Edwards Food Stores;  Secretary of Edwards IGA;  Co-owner of
                                                L&B Propane
Percy Y. Lee                63      1992        Director  of Four  Oaks  Fincorp,  Inc.  and Four  Oaks  Bank & Trust
                                                Company;  President  of  T.R.  Lee Oil  Co.;  Senior  Partner  of Lee
                                                Brother's Rental; Owner of Percy Lee Rentals
Warren L. Grimes            55      1992        Director  of Four  Oaks  Fincorp,  Inc.  and Four  Oaks  Bank & Trust
                                                Company;  General Partner in Reedy Creek Direct Marketing Associates;
                                                Chairman  of  our   company's   Compensation   Committee   and  Audit
                                                Committee;  Chief  Financial  Officer  and  Director  of Reedy  Creek
                                                Technologies,   Inc;   Executive   Director  of  Smithfield   Housing
                                                Authority.

William Ashley Turner       51      2001        Director  of Four  Oaks  Fincorp,  Inc.  and Four  Oaks  Bank & Trust
                                                Company;  Owner and  President of Ashley  Turner  Enterprises,  Inc.,
                                                Ashley Turner  Building  Co.,  Inc.,  and Ashley  Turner  Commercial,
                                                Inc.; Co-owner and Vice President of Woodland  Development Co., Inc.;
                                                Owner and Manager of Ashley Turner  Development Co., LLC; Co-owner of
                                                Planet  Fitness;  Vice  President of RAFT,  Inc.;  Vice  President of
                                                Autumn Homes, Inc.;  Owner of Ashley Turner Rentals, LLC.


         The number constituting our board of directors must be at least five
(5), but not more than twenty-one (21). The number of directors within this variable range may be fixed or changed from time to time by our shareholders or our board of directors. Our board of directors has set the number of directors at eight (8). The members of our board of directors are elected by our shareholders to serve one (1) year terms.

         All of our directors and executive officers hold office until the next annual meeting or until their successors are elected and qualified. Our board of directors has no reason to believe that the persons named above as nominees will be unable or will decline to serve as a director if elected. However, in the event of death or disqualification of any nominee or refusal or inability of any nominee to serve, it is the intention of the proxyholders to vote for the election of such other person or persons as the proxyholders determine in their discretion; but in no circumstance will the proxy be voted for more than eight
(8) nominees. Properly executed and returned proxies, unless revoked, will be voted as directed by the shareholder or, in the absence of such direction, will be voted in favor of the election of the recommended nominees.

         Pursuant to North Carolina law, the eight (8) candidates who receive the highest number of votes will be elected as directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not counted in the election of directors and will not be included in determining which candidates received the highest number of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

                             Audit Committee Report

         As described above, the audit committee of our board of directors is composed of Warren L. Grimes (chairman), Merwin S. Canaday, and William J. Edwards and operates under a written charter adopted by the board of directors. A copy of the proposed revisions to the audit committee charter is attached to this Proxy Statement as Appendix A and is scheduled to be submitted to our board of directors at their next monthly meeting for their consideration and approval. The audit committee charter, as approved by our board, will be filed as an exhibit to the definitive proxy statement.

         The members of the audit committee are not professionally engaged in the practice of auditing or accounting nor are they experts in the fields of accounting or auditing, including in respect of auditor independence. Management is responsible for our internal controls and the financial reporting process, including the presentation and integrity of our financial statements. Our independent accountant are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes. The audit committee also recommends to our board of directors the selection of our independent accountant. Members of the audit committee rely without independent verification on the information provided to them and on representations of management and our independent accountant.

         Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions referred to below do not assure that the audit of our financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that our financial statements are presented in accordance with generally accepted accounting principles, or that our auditors are in fact "independent."

         In this context, the audit committee has met and held discussions with our management, who represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The audit committee has reviewed and discussed the consolidated financial statements with both management and the independent accountant. The audit committee also discussed with the independent accountant matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent accountant also provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee has considered whether the provision of audit and other non-audit services (set forth under "Audit Firm Fee Summary" below) is compatible with maintaining the accountants' independence and has discussed with the independent accountant their independence.

         Based upon the audit committee's discussions with management and the independent accountant and the audit committee's review of our consolidated financial statements, representations of management, and the report of the independent accountant to the audit committee, and subject to the limitations on the role and responsibility of the audit committee referred to above and the audit committee charter, the audit committee recommended that our board of directors include the audited consolidated financial statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, filed with the Securities and

Exchange Commission. The audit committee also recommended that Dixon Hughes PLLC be retained as our independent accountant for the 2004 fiscal year.

                                 Audit Committee
                           Warren L. Grimes (chairman)
                                Merwin S. Canaday
                               William J. Edwards

                             EXECUTIVE COMPENSATION

         The following table sets forth annual and long-term compensation that we paid or accrued for services rendered for the fiscal years indicated by our chief executive officer and the next most highly compensated executive officers whose total salary and bonus exceeded $100,000 individually during the year ended December 31, 2003 (the "named executive officers").

                           Summary Compensation Table

                                              Annual Compensation (1)                  Long-Term Compensation
                                              -----------------------                  ----------------------
                                                                                   Awards                    Payouts
                                                                                   ------                    -------
                                                                                 Securities                 All Other
  Name & Principal Position       Year          Salary            Bonus       Underlying Options          Compensation (2)
------------------------------  ---------  ----------------  --------------- -----------------------   -----------------------

Ayden R. Lee, Jr., Chief           2003    $    192,165      $   10,501                5,000           $     10,972
Executive Officer and              2002         181,830           3,749                5,000                 11,066
President                          2001         178,420           3,749                5,000                  7,220

Clifton L. Painter, Senior         2003    $    109,911      $    6,151                2,625           $      6,987
Executive Vice President,          2002         106,081           2,124                2,687                  7,279
Chief Operating Officer            2001         102,730           2,124                2,687                  4,437


Nancy S. Wise, Senior Vice         2003    $    102,749      $    5,296                2,437           $      5,010
President, Chief Financial         2002          95,853           1,583                2,437                  4,946
Officer                            2001          88,827           1,556                2,500                  4,845

W. Leon Hiatt, III                 2003    $    100,935      $    5,183                2,437           $      6,345
Senior Vice President,             2002          95,358           1,529                2,375                  6,468
Loan Administrator                 2001          87,470           1,502                2,312                  5,381

------------------------




(1) Amounts shown in the table include amounts paid to the named executive officers in their capacities as executive officers of our subsidiary, Four Oaks Bank & Trust Company. Four Oaks Bank & Trust Company was reorganized as our wholly owned subsidiary in July 1997. Amounts shown also include amounts deferred by the named executive officers under our Master Corporate Profit Sharing Retirement Plan and Trust.
(2) The amounts shown for Mr. Lee represent our contributions to him under our Master Corporate Profit Sharing Retirement Plan and Trust in the amounts of $2,582, $2,701, and $6,800, for each of the years ended 2003, 2002, and
     2001, respectively, and our contributions to him under our Employee Stock Ownership Plan in the amounts of $8,000 and $8,000 for 2003 and 2002, respectively. The remainder of the amounts shown for Mr. Lee for each year represent insurance premiums paid by us on term life insurance. The amounts shown for Mr. Painter represent our contributions to him under our

(2) Master Corporate Profit Sharing Retirement Plan and Trust in the amounts of $1,619, $1,510, and $4,109, for each of the years ended 2003, 2002, and
     2001, respectively, and our contributions to him under our Employee Stock Ownership Plan in the amounts of $5,044 and $5,473 for 2003 and 2002, respectively. The remainder of the amounts shown for Mr. Painter for each year represent insurance premiums paid by us on term life insurance. The amounts shown for Ms. Wise represent our contributions to her under our Master Corporate Profit Sharing Retirement Plan and Trust in the amounts of $0, $619, and $888, for each of the years ended 2003, 2002, and 2001, respectively, and our contributions to her under our Employee Stock Ownership Plan in the amount of $4,711, $4,054, and $3,615, for each of the years ended 2003, 2002, and 2001, respectively. The remainder of the amounts shown for Ms. Wise for each year represent insurance premiums paid by us on term life insurance. The amounts shown for Mr. Hiatt represent our contributions to him under our Master Corporate Profit Sharing Retirement Plan and Trust in the amounts of $1,485, $1,350, and $1,234, for each of the years ended 2003, 2002, and 2001, respectively, and our contributions to him under our Employee Stock Ownership Plan in the amounts of $4,562, $4,851, and $3,830, for each of the years ended 2003, 2002, and 2001, respectively. The remainder of the amounts shown for Mr. Hiatt for each year represent insurance premiums paid by us on term life insurance.

                        Option Grants in Last Fiscal Year

         The following table sets forth certain information concerning options to purchase our common stock granted to the named executive officers during the year ended December 31, 2003.


                                     Number of
                                    Securities         % of Total Options      Exercise or
                                    Underlying      Granted to Employees in    Base
             Name                 Options Granted         Fiscal Year          Price              Expiration Date
          ----------              ---------------   ------------------------   -----------       -----------------
      Ayden R. Lee, Jr.                5,000                  14%                $18.00          February 28, 2007
      Clifton L. Painter               2,625                   7%                $18.00          February 28, 2007
      Nancy S. Wise                    2,437                   7%                $18.00          February 28, 2007
      W. Leon Hiatt, III               2,437                   7%                $18.00          February 28, 2007


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

         The following table sets forth certain information concerning options to purchase our common stock held by the named executive officers during the year ended December 31, 2003, the aggregate value of gains on the date of exercise, and the value of unexercised options as of December 31, 2003.

                                                          Number of Securities Underlying        Value of Unexercised
                                                          Unexercised Options at                 In-the-Money Options at
                                                          December  31, 2003                     December 31, 2003 (1)
                                                          --------------------------------- --------------------------------
                        Shares
                        Acquired on     Value Realized
                        Exercise (#)        ($) (2)        Exercisable     Unexercisable     Exercisable     Unexercisable
        Name
---------------------- ---------------- ----------------- --------------- ----------------- --------------- ----------------
Ayden R. Lee, Jr.             _                _              17,500           5,000           $367,500        $105,000

Clifton L. Painter          4,125           $10,461           9,500            2,625           199,500          55,125

Nancy S. Wise               3,937            9,985            8,687            2,437           182,427          51,177

W. Leon Hiatt, III          3,187            8,083            8,062            2,437           169,302          51,177

------------------------


(1) Based on the difference between the exercise price and a price per share of $21.00, which is the last sale price of our common stock as of December 31, 2003.
(2) The value realized is based upon the difference between the exercise price of the option and the fair market value of our common stock at the exercise date. On February 27, 2003, Mr. Painter exercised options to purchase a total of 4,125 shares of our common stock for an exercise price of $15.46.

(2) The market value of our common stock on this date was $18.00. On February 27, 2003, Ms. Wise exercised options to purchase a total of 3,937 shares of our common stock for an exercise price of $15.46. The market value of our common stock on this date was $18.00. On February 25, 2003, Mr. Hiatt exercised options to purchase a total of 3,187 shares of our common stock for an exercise price of $15.46. The market value of our common stock on this date was $18.00.

Employment Agreements

         We have employment agreements with Ayden R. Lee, Jr., Chief Executive Officer and President, Clifton L. Painter, Senior Executive Vice President and Chief Operating Officer, Nancy S. Wise, Senior Vice President and Chief Financial Officer, and Wendell Leon Hiatt, III, Senior Vice President and Loan Administrator. Each employment agreement provides for a one-year term and on each anniversary date thereafter, the agreement is automatically extended for an additional year, unless either party gives notice of nonrenewal. The current base salary under the agreement may be increased at the discretion of our board of directors. In addition to the base salary, each employment agreement provides for, among other things, additional benefits applicable to executive personnel and benefits applicable to all our salaried employees. Each agreement provides for termination by us for "cause" (as defined in the agreement) at any time. Our board of directors has established the 2004 base salary amount for Mr. Lee at $202,304, Mr. Painter at $110,684, Ms. Wise at $100,633, and Mr. Hiatt at $100,408.

Severance Compensation Agreement

     We have entered into severance compensation agreements with each of Mr. Lee, Mr. Painter, Ms. Wise, and Mr. Hiatt that will provide them with severance pay benefits in the event of a "change in control." The purpose of the compensation agreements is to recognize the services and contributions of Mr. Lee, Mr. Painter, Ms. Wise, and Mr. Hiatt as key employees and the uncertainties relating to continual employment, reduced employee benefits, management changes, and relocations in the event of a change in control. Under each of the severance compensation agreements, in the event a change in control (as defined in the agreement) occurs and Mr. Lee's, Mr. Painter's, Ms. Wise's, or Mr. Hiatt's employment, as the case may be, is "terminated" (as defined in the agreement), he or she will be entitled to receive a cash severance payment equal to two (2) years' salary, in the case of Mr. Lee, Mr. Painter, or Ms. Wise or eighteen months' salary, in the case of Mr. Hiatt, based upon his or her then most recent annual compensation and the amount of his or her most recent annual bonus at the time of termination. In addition, Mr. Lee, Mr. Painter, Ms. Wise, or Mr. Hiatt as the case may be, will be entitled to all life insurance, health, accidental death and dismemberment, and disability plans or programs in which he or she is entitled to participate immediately prior to his termination for two (2) years, in the case of Mr. Lee, Mr. Painter, or Ms. Wise and for eighteen months, in the case of Mr. Hiatt, after the date of his or her termination or unless and until he or she obtains other full-time employment.

Supplemental Executive Retirement Plan

         Our subsidiary, Four Oaks Bank & Trust Company, has adopted a supplemental executive retirement plan ("SERP") for Mr. Lee that, upon his retirement from the bank, will provide him with supplemental annual payments for the remainder of his life. The purpose of the SERP is to encourage Mr. Lee to remain as an employee of the bank and to reward him for contributing materially to the success of the bank. Under the SERP, the bank will be obligated to pay Mr. Lee an annual payment upon his retirement in an amount which, when added to Mr. Lee's 401(k) benefits (based on future estimated amounts) and social security benefits (based on future estimated amounts), will ensure Mr. Lee a total annual retirement benefit equal to seventy-five percent (75%) of his Average Annual Compensation (as defined in the SERP) on the date of his retirement. Depending upon Mr. Lee's age at retirement, the annual payment as a percentage of Mr. Lee's fully vested retirement benefit will vary (from fifty-eight percent (58%) of fully vested retirement benefit at age fifty-five
(55) to one hundred percent (100%) at age sixty-two (62)). The annual payment which we are obligated to pay Mr. Lee each year after his retirement is subject to certain limitations, including a maximum limit of fifty thousand dollars ($50,000) per year. In the event of a change of control (as defined in the SERP) of Four Oaks Fincorp, Inc. and termination of Mr. Lee's employment within twenty-four (24) months thereafter (for any reason, except termination by the bank for cause), Mr. Lee will be entitled to receive a lump sum cash payment equal to the actuarial equivalence of the greater of (i) the amount he would have been entitled to had he retired on such date or (ii) the amount of his pro rata fully vested benefit under the SERP as of such date.

Equity Compensation Plan Information

         We maintain a Nonqualified Stock Option Plan and an Employee Stock Purchase and Bonus Plan. Neither of these plans are required to be, or has been, approved by our shareholders.

         The following table sets forth aggregate information regarding our Nonqualified Stock Option Plan and Employee Stock Purchase and Bonus Plan in effect as of December 31, 2003:

                                                       (a)                      (b)                     (c)
                                                                                                Number of securities
                                                                                              Remaining available for
                                                                                                       future
                                                                                               issuance under equity
                                           Number of securities to be     Weighted-average       compensation plans
                                             issued upon exercise of     exercise price of     (excluding securities
              Plan Category                    outstanding options      outstanding options  reflected in column (a))
                                                                                                         (1)
------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by
 security holders                                                   N/A                 N/A                         N/A
Equity compensation plans not approved by
 security holders                                               122,175               16.37                     359,059
                                         -------------------------------------------------------------------------------
Total                                                           122,175               16.37                     359,059



(1) Includes shares of our common stock remaining available for future issuance under the following compensation plans in the amounts indicated as of December 31, 2003: Nonqualified Stock Option Plan--297,031; and Employee Stock Purchase and Bonus Plan-- 62,028 shares.

Nonqualified Stock Option Plan

         The Nonqualified Stock Option Plan (the "Option Plan") provides for grants of nonqualified stock options to officers and directors of our company and its subsidiaries. The Option Plan is administered by a committee of the board of directors. The committee has broad discretionary authority to administer the Option Plan. The board of directors may amend or terminate the

Option Plan at any time, but no amendment or termination of the Option Plan may adversely affect the rights of optionees under prior awards without the optionees' approval.

         The Option Plan provides that the exercise price and number of shares subject to outstanding options will be appropriately adjusted upon a stock split, stock dividend, recapitalization, combination, consolidation, or similar transaction involving a change in our capitalization. Upon a merger in which we are not the surviving corporation, or a liquidation or a sale of substantially all of our assets, outstanding options will become fully vested and exercisable and, to the extent not exercised, will terminate upon the effective date of such a transaction.

         As of March 8, 2004, 625,000 shares had been reserved for issuance under the Option Plan. As of March 8, 2004, there were 118,932 outstanding stock options, and 269,431 shares remained available for future grants. During 2003, options to purchase 36,063 shares of our common stock had been granted at an average exercise price of $18.00 per share.

Employee Stock Purchase and Bonus Plan

         The Employee Stock Purchase and Bonus Plan (the "Purchase Plan") is a voluntary plan that enables full-time employees of our company and its subsidiaries to purchase shares of our common stock. The Purchase Plan is administered by a committee of the board of directors, which has broad discretionary authority to administer the Purchase Plan. The board of directors may amend or terminate the Purchase Plan at any time. The Purchase Plan is not intended to be qualified as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

         Once a year, participants in the Purchase Plan purchase our common stock at fair market value equal to five percent (5%) of their compensation, up to $1,000. We match in cash fifty percent (50%) of the amount of each participant's purchase, up to $500. After we withhold for income and employment taxes, participants use the balance of our matching grant to purchase shares of our common stock.

         The Purchase Plan will terminate upon a merger in which we are not the surviving corporation or upon a sale of substantially all of our assets. The number of shares reserved for issuance under the Purchase Plan will be appropriately adjusted upon a stock dividend, stock split, recapitalization, or similar transaction that affects the total number of outstanding shares of our common stock.

         As of March 8, 2004, 125,000 shares of our common stock had been reserved for issuance under the Purchase Plan, and 62,972 shares had been purchased. During 2003, 5,656 shares were purchased under the Purchase Plan.

Certain Transactions

         Certain of our directors and executive officers are customers of, and borrowers from, Four Oaks Bank & Trust Company in the ordinary course of business. From January 1, 2003 to December 31, 2003, loans outstanding to our directors and executive officers and their associates as a group amounted to a maximum of approximately $5,053,000 or 16.87% of the equity capital of the bank. All outstanding loans and commitments included in such transactions are made substantially on the same terms, including rate and collateral, as those prevailing at the time in comparable transactions with other customers. In the opinion of management, these loans do not involve more than normal risk of collectibility or contain other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who own more than ten percent (10%) of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and ten percent (10%) shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to us, or representations by such persons that no Forms 5 were required, we believe that during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors, and ten percent (10%) shareholders were satisfied.

                                 Proposal No. 2

               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

         Our board of directors has unanimously approved and voted to recommend to our shareholders for their approval an amendment to our company's Articles of Incorporation to increase the aggregate number of shares of common stock that we are authorized to issue from 5,000,000 shares to 10,000,000 shares. The text of the proposed amendment is attached to this Proxy Statement as Appendix B and is incorporated herein by reference, and the description set forth herein is qualified in its entirety by reference to the text of the proposed amendment.

         Vote Requirement. Amendments to our company's Articles of Incorporation may be adopted only by the: (i) affirmative vote of the holders of at least eighty percent (80%) of our capital stock issued and outstanding and entitled to vote thereon; or (ii) affirmative vote of the holders of at least a majority of our capital stock issued and outstanding and entitled to vote thereon where the proposed amendment was approved by an affirmative vote of a majority of disinterested members of the board of directors.

         Since our board of directors has unanimously approved and voted to recommend to our shareholders for their approval the proposed amendment, approval of Proposal 2 requires the affirmative vote of the holders of at least a majority of our common stock issued and outstanding and entitled to vote at the Annual Meeting.

         Shares voted for Proposal 2 and shares represented by returned proxy cards that do not contain instructions to vote against Proposal 2 or to abstain from voting will be counted as shares cast for Proposal 2. Shares will be counted as cast against Proposal 2 if the shares are voted either against Proposal 2 or to abstain from voting. Broker non-votes will not change the number of votes cast for or against Proposal 2, but will be treated as shares present or represented at the Annual Meeting.

         Background and Reasons. Our company's Articles of Incorporation currently authorize the issuance of up to 5,000,000 shares of capital stock. As of the close of business on March 8, 2004, there were 2,706,538 shares of common stock issued and outstanding, leaving a balance of 2,293,462 shares that are authorized and unissued. Of the 2,293,462 shares of authorized and unissued common stock, 750,000 are reserved for issuance pursuant to our Nonqualified Stock Option Plan and Employee Stock Purchase and Bonus Plan. The reserved shares consist of 625,000 shares reserved for issuance under outstanding options under our Nonqualified Stock Option Plan and 125,000 reserved for issuance under our Employee Stock Purchase and Bonus Plan.

         If the proposed amendment to the Articles of Incorporation is approved by the shareholders, upon its effectiveness our company will have a total of 10,000,000 authorized shares of common stock, with 2,706,538 shares issued and outstanding (as of March 8, 2004) and 750,000 shares reserved for issuance, leaving a balance of 6,543,462 shares authorized and unissued and not reserved for any specific purpose. The rights and terms of our common stock will not be changed in any way by the proposed amendment, and the additional shares of common stock, if authorized, would have the same rights and privileges as the shares of common stock currently outstanding.

         The board of directors believes that it is in our company's best interests to increase the number of authorized shares of common stock to make additional shares available for issuance to meet our future business needs. The increased shares would enable our company to fund future awards under its equity compensation and purchase plans without requiring the repurchase of shares by our company, and the increase in shares not reserved for any specific purpose would give our company flexibility to meet other business needs as they arise in the future.

         Other than shares that will be reserved for issuance under our equity compensation and purchase plans, management has no present arrangements, agreements, understandings or plans for the issuance of the additional shares of common stock proposed to be authorized by the amendment to our Articles of Incorporation. The board of directors believes the availability of such shares will benefit our company by providing flexibility to issue stock for a variety of proper corporate purposes as the board of directors may deem advisable without further action by our shareholders, except as may be required by law, regulation or rule. These purposes could include, among other things, the sale of stock for capital raising purposes, the purchase of property, the acquisition or merger into our company of other companies, the use of additional shares for our company's equity compensation and purchase plans, the declaration of stock splits, stock dividends or distributions and other bona fide corporate purposes.

Were these situations to arise, the issuance of additional shares of stock could have a dilutive effect on earnings per share, and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder's percentage voting power in our company. Holders of our common stock do not have preemptive rights to subscribe for additional securities that may be issued by our company, which means that current shareholders do not have a prior right to purchase any new issue of stock of our company in order to maintain their proportionate ownership interest.

         Anti-Takeover Effects. Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other transaction for the combination of our company with another company), the current proposal to amend the Articles of Incorporation is not in response to any effort to accumulate our stock or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

         The proposed increase in the number of authorized shares of common stock is not intended for anti-takeover purposes. Management is not currently aware of any actions taken by any person or group to obtain control of our company or to change its management. In addition, there have been no proposals to our management or its board of directors for a merger or the purchase of our securities or assets, and the proposal is not part of any plan by management to recommend a series of similar amendments to the board of directors and the shareholders. The board of directors does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of our company.

         Other Company Provisions with Anti-Takeover Effects. There are other provisions of the Articles of Incorporation, our Bylaws and the Nonqualified Stock Option Plan (the "Option Plan") that could have an anti-takeover effect, including: (i) the authority of the board of directors under the present Articles of Incorporation to issue up to a maximum of approximately 2,293,462 shares of common stock presently available (if the shareholders approve Proposal 2, the board of directors will have authority to issue up to a maximum of approximately 7,293,462 shares); (ii) the supermajority vote requirements and fair price provisions in connection with certain "business combinations" in the Articles of Incorporation that are described more fully below; (iii) the supermajority vote requirements to amend the Articles of Incorporation (see above under "--Vote Requirement"); (iv) under the Bylaws, a special meeting of shareholders may only be called by the chief executive officer, president, secretary, the board of directors or pursuant to the written request of a shareholder who owns at least twenty-five (25%) of all shares entitled to vote; and (v) under the Option Plan, upon a merger in which we are not the surviving corporation, or a liquidation or a sale of substantially all of our assets, outstanding options will become fully vested and exercisable and, to the extent not exercised, will terminate upon the effective date of such a transaction.

         Supermajority Vote Provisions - Business Combinations. Under the supermajority vote provision in the Articles of Incorporation, certain plans of merger or consolidation of us with or into any other corporation, or the sale, lease or exchange or other disposition of all or substantially all of our assets to or with any other corporation, person or entity, must be approved by an affirmative vote of:

         (i) the shareholders holding at least a majority of our shares issued and outstanding and entitled to vote thereon, provided that such plan has received the prior approval of at least eighty percent (80%) of the full board of directors before such plan is submitted for approval to the shareholders; or

         (ii) the shareholders holding at least eighty percent (80%) of our shares issued and outstanding and entitled to vote thereon provided that such plan has not received the prior approval of at least eighty (80%) of the full board of directors, but has received the prior approval of a majority of a quorum of the board of directors.

         Fair Price Provisions. The fair price provision of the Articles of Incorporation applies to business combinations, which includes mergers, consolidations, sales of assets or securities, recapitalizations and similar transactions involving us that have not received the approval of 80% of the full board of directors and only to shareholders who vote against such business combinations and who then elect to sell their shares to us for cash at the minimum or fair price.

         Under the fair price provision, the consideration for such shares must be paid in cash by us and the price per share must be at least equal to the greater of:

         (i) the highest price per share paid for our common stock during the four years immediately preceding the vote by any five (5%) shareholder who votes in favor of the business combination;

         (ii) the cash value of the highest price per share previously offered pursuant to a tender offer to shareholders within four years immediately preceding the vote;

         (iii) the aggregate earnings per share of our common stock during the four fiscal quarters immediately preceding the vote multiplied by the highest price/earnings ratio of our common stock at any time during the four fiscal quarters or up to the day the vote occurs;

         (iv) the highest price per share, including commissions and fees paid by a control person in acquiring any of its holdings of our common stock; or

         (v) the fair value per share of our common stock of the minority shareholders as determined by an investment banking or appraisal firm chosen by a majority of the members of the board of directors voting against the business combination, such fair value not taking into consideration that the shares are held by a minority of the shareholders.

         Option Plan. The Option Plan provides for grants of nonqualified stock options to officers and directors of us and our subsidiaries. Upon a merger in which we are not the surviving corporation, or a liquidation or a sale of substantially all of our assets, outstanding options will become fully vested and exercisable and, to the extent not exercised, will terminate upon the effective date of such a transaction.

         Anti-Takeover Effect. The supermajority vote and the fair price provisions of the Articles of Incorporation and the acceleration of vesting provisions of the Option Plan may have certain anti-takeover effects, including that of making us a less attractive target for a "hostile" takeover bid or rendering more difficult or discouraging a merger proposal or the assumption of control through the acquisition of a large block of our common stock.

         The board of directors believes that the fair price provision may encourage companies interested in acquiring us to negotiate in advance with the board of directors since, if eighty percent (80%) of the full board of directors approves certain business combinations, the minimum price and higher voting requirements of the fair price provision would be avoided.

         The requirement of a supermajority of shareholders to amend our Articles of Incorporation and approve certain business transactions may have anti-takeover effects by allowing a minority of our shareholders to prevent a transaction favored by the majority of shareholders. Also, in some circumstances, the board of directors could cause an eighty percent (80%) vote to be required to approve a transaction, thereby enabling management to retain control over our affairs and their positions with us.

         The primary purpose of the supermajority vote requirements and fair price provisions, however, is to encourage negotiations with our management by groups or corporations interested in acquiring control of us and to reduce the danger of a forced merger or sale of assets.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT
TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

                       SELECTION OF INDEPENDENT ACCOUNTANT

         Since September 5, 2000, Dixon Hughes PLLC (formerly Dixon Odom PLLC) has served as our independent accountant. The audit committee has appointed Dixon Hughes PLLC as independent accountant of our company and its subsidiaries for the fiscal year ending December 31, 2004. Dixon Hughes PLLC's services to us for 2002 and 2003 included the audit of our annual consolidated financial statements, reviews of certain of our income tax returns and consultation on various accounting, tax and other matters. A representative of Dixon Hughes PLLC is expected to be present at our Annual Meeting. This representative will have an opportunity to make a statement if desired and will be available to respond to shareholder questions.

                             Audit Firm Fee Summary

         During the fiscal years ended December 31, 2003 and 2002, we retained our independent accountant, Dixon Hughes PLLC, to provide services in the following categories and amounts:

                                                            2002                         2003
                                                            ----                         ----
            Audit Fees (1)                      $           51,972             $         55,175
            Audit-Related Fees (2)                           1,400                        3,150
            Tax Fees (3)                                     4,000                        4,600
            All Other Fees (4)                              16,900                            -

            TOTAL                               $           74,272             $         62,925


(1) "Audit Fees" are fees for professional services performed by Dixon Hughes PLLC for the audit of our annual financial statements and review of financial statements included in our 10-QSB filings, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.
(2) "Audit-Related Fees" are fees for assurance and related services performed by Dixon Hughes PLLC that are reasonably related to the performance of the audit or review of our financial statements. These services include: accounting consultations and other attestation services including Federal Home Loan Bank collateral verification procedures.
(3) "Tax Fees" are fees for professional services performed by Dixon Hughes PLLC with respect to tax compliance, tax advice, and tax planning.
(4) "All Other Fees" are fees for other permissible work performed by Dixon Hughes PLLC that does not meet the above category descriptions. These services include agreed upon procedures regarding the Fair Lending Act and tests of internal controls.

         Our audit committee has considered the compatibility of the non-audit services performed by and fees paid to Dixon Hughes PLLC in fiscal 2003 and fiscal 2002 and determined that such services and fees were compatible with the independence of the public accountants. During fiscal year 2003, Dixon Hughes PLLC did not utilize any personnel in connection with the audit other than its full-time, permanent employees.

         Policy for Approval of Audit and Non-audit Services. Before we engage an accountant for any audit or permissible non-audit service, we are required to obtain the approval of our audit committee. In determining whether to approve a particular audit or permitted non-audit service, our audit committee will consider, among other things, whether such service is consistent with maintaining the independence of the independent public accountant. Our audit committee also will consider whether the independent accountant are best positioned to provide the most effective and efficient service to us and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality.

                             ADDITIONAL INFORMATION

     A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, including the financial statements and schedules thereto, as filed with the SEC will be furnished on written request, without charge to any of our shareholders. Such requests should be addressed to Wanda J. Blow, Four

Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524 ((919) 963-2177).

           SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         Any proposals that shareholders intend to present for a vote of shareholders at the 2005 Annual Meeting of Shareholders, and that such shareholders desire to have included in our proxy statement and form of proxy relating to that meeting, must be sent to our principal executive office, marked to the attention of Ayden R. Lee, Jr., and received at such office on or before _______, 2004 (120 calendar days prior to the anniversary of the date of this proxy statement). Proposals received after _________, 2004 will not be considered for inclusion in our proxy materials for our 2005 annual meeting. A determination as to whether we will oppose inclusion of any proposal in our proxy statement and form of proxy will be made on a case-by-case basis in accordance with our judgment and the rules and regulations promulgated by the SEC.

         In addition, if a shareholder intends to present a matter for a vote at the 2005 annual meeting, other than by submitting a proposal for inclusion in our proxy statement for that meeting, the shareholder must give timely notice in accordance with SEC rules. To be timely, a shareholder's notice must be sent to our principal executive office, marked to the attention of Ayden R. Lee, Jr., and received at such office on or before __________, 2005 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). Such notice should set forth: (a) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; and (b) the name and record address of the shareholder, the class and number of shares of our capital stock that is beneficially owned by the shareholder, and any material interest of the shareholder in such business. For notices that are not timely filed, we retain discretion to vote proxies we receive. For notices that are timely filed, we retain discretion to vote proxies we receive provided:
(i) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion; and (ii) the proponent fails to
(x) provide us with a written statement, on or before February __, 2005, that the proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of our voting shares required under applicable law to carry the proposal, (y) include the same statement in its proxy materials filed with the SEC, and (z) immediately after soliciting the percentage of shareholders required to carry the proposal, provide us with a statement from any solicitor, or other person with knowledge, that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of such percentage of shares.

                     OTHER MATTERS; DISCRETIONARY AUTHORITY

         As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the annual meeting: (i) matters for which we did not receive timely notice; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is named in this proxy statement and such nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and the form of proxy pursuant to Rule 14a-8 or Rule 14a-9 under the Securities Exchange Act of 1934, as amended; and (v) matters incidental to the conduct of the annual meeting. If any such matters come before the annual meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

         All shareholders are encouraged to sign, date, and return their proxy submitted with this proxy statement as soon as possible in the envelope provided. If a shareholder attends the annual meeting, then he or she may revoke his or her proxy and vote in person.


                                 By Order of the board of directors
                                 _____ _, 2004
                                 Ayden R. Lee, Jr.
                                 Chief Executive Officer and President

                                   Appendix A

                                      DRAFT
                             FOUR OAKS FINCORP, INC.
                             AUDIT COMMITTEE CHARTER

I.       PURPOSE

The primary function of the Audit Committee (the "Committee") of the Board of Directors of Four Oaks Fincorp, Inc. (the "Company") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information and reporting processes, the systems of internal controls, and the audit processes including the work of the Company's Compliance Department.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent accountant is responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

II.      AUTHORITY

The Committee has the authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

     o Select, approve the compensation of, and review the performance of the Company's independent accountant. Where appropriate approve the discharge of the independent accountant.
     o Review and concur in the appointment, replacement, reassignment, or dismissal of the General Auditor.
     o Resolve any disagreements between management and the independent accountant and between management and the General Auditor.
     o Pre-approve all auditing and permissible non-audit services, including decisions to outsource related activities, and shall not engage the independent accountant to perform the specific non-audit services proscribed by law or regulation.
     o    Review the work performed by the Company's Compliance Department.
     o Retain and compensate independent counsel, accountants, or others to advise the Committee as necessary to carry out its duties.
     o Conduct or authorize investigations into any matters within the Committee's scope of responsibilities.
     o Delegate pre-approval authority, including but not limited to approval of audit and permissible non-audit services, to a member of the

          Committee. The decisions of any Committee member to whom pre-approval authority has been delegated must be presented to the full Committee at the next scheduled meeting.
     o Seek any information it requires from employees--all of whom are directed to cooperate with the Committee's requests--or external parties.
     o Meet with the Company's officers, independent accountant, or outside counsel, as necessary.

III.  RESPONSIBILITIES AND DUTIES

In meeting its responsibilities, the Committee is expected to:

1. Obtain the full Board's approval of the Committee's Charter. Review and update the Committee's Charter annually or more frequently as conditions dictate. Propose and receive approval of any changes to the Committee's Charter from the full Board.

2. Review information provided by management, the Internal Audit Department, the Compliance Department, and the independent accountant about significant risks and exposures, accounting and otherwise, then assess the steps management has taken to minimize such exposures and to mitigate such risks to the company.

3. Review and approve the proposed audit scope and approach with the independent accountant, the General Auditor, and the Compliance Officer.

4. Consider, with management, the General Auditor, the Compliance Officer and the independent accountant as applicable, the rationale for employing audit or related consulting firms.

5. Review with the General Auditor, the Compliance Officer, and the independent accountant the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and effective use of audit and compliance resources.

6. Review the findings from any examination by regulatory agencies, including findings related to the Company's compliance and safety and soundness examinations.

7. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, executive travel and entertainment, and consider the results of any review of these areas by the Internal Audit Department or by the independent accountant.

8. Review with the General Auditor and the independent accountant the process for communicating the code of conduct and results of their review(s) of compliance with the Company's code of conduct.

9. Establish procedures for receiving, retaining, and addressing any complaints about the Company's accounting, internal accounting controls, or auditing. Procedures will provide for the anonymous and confidential submission of employee concerns regarding questionable accounting and auditing matters and any suspected fraudulent or unethical activity.

10. Perform a self-assessment of the Committee's performance as compared to the Charter annually.

11. Perform such other functions as assigned by law, by the Company's Board of Directors, by the Company's Articles of Incorporation, or by the Company's Bylaws.

12. Comply with requirements in the Company's bylaws regarding committees of the Board.

13. Review all "related party transactions" for potential conflict of interest situations on an ongoing basis and approve, as deemed appropriate by the Committee, all such transactions prior to their consummation. The term "related party transactions" includes all transactions required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

14. Determine the appropriate funding to be provided by the Company for the payment of: (i) the independent accountant or any other registered public accounting firm engaged to prepare or issue an audit report or perform other audit, review, or attest services for the Company; (ii) any advisers employed by the Committee under its authority to retain independent counsel, accountants, or other advisers to assist the Committee in carrying out its duties; and (iii) ordinary administrative expenses of the Committee in carrying out its duties.

Financial

15. Confirm and assure the independence of the independent accountant according to the Sarbanes-Oxley Act of 2002, SEC rules and regulations, the Nasdaq Marketplace Rules, and any other criteria established by law or regulation from time to time. This shall include, among other things, a review of management consulting and related services provided by the independent accountant to the Company and any of its subsidiaries and a review of compliance with the SEC's rules regarding audit partner rotation. To assure the independence of the accountant, the Committee shall receive, review and actively discuss, on an annual basis, a written statement from the independent accountant delineating all relationships between the accountant and the Company (including a listing of all non-audit services rendered and related fees) consistent with Independence Standards Board Standard No. 1, as modified or supplemented.

16. Review and discuss with the independent accountant any matters described in Statement of Auditing Standards No. 61, as modified or supplemented.

17.  Approve any changes in accounting principles.

18. Review and discuss with management and the independent accountant filings with the SEC (prior to filing) and other published documents containing the

     Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements presented during Board Meetings.

19. Review with management, the independent accountant, and the General Auditor, interim financial statements and the results of the independent accountant's review, before they are filed with the SEC or other regulators.

20. Review the effectiveness of the Company's system for monitoring compliance with laws and regulations relating to financial reporting and the results of management's investigation and follow-up (including disciplinary action) on any suspected fraudulent acts or accounting irregularities.

21. Obtain periodic updates from management regarding actions taken to ensure compliance with applicable financial reporting laws and regulations and the Company's operating procedures and corporate policies.

22. Review legal and regulatory matters identified by management or counsel that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators and evaluate whether such matters have been considered in the preparation of the financial statements.

23. Determine whether or not to recommend that the annual financial statements be included in the Company's annual report on Form 10-KSB (or Form 10-K, if applicable) for the previous fiscal year, based on the Committee's review and discussion with management and the independent accountant.

24. Receive regular reports, including at the completion of an annual examination, from the independent accountant on the critical accounting policies and procedures of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, and any other material written communications that have occurred between the independent accountant and the Company's management.

25.  Review  with  management  and  with  the  independent   accountant  at  the
     completion of the annual examination:

     A. The company's annual financial statements and related footnotes, including the completeness of its financial disclosures.

     B. The independent accountant's audit of the financial statements and his or her report thereon.

     C. Any significant changes required in the independent accountant's audit plan.

     D. Any serious difficulties or disputes with management encountered by the independent accountant during the course of the annual audit.

     E. Other matters related to the conduct of the annual audit which are communicated to the Committee under generally accepted auditing standards.

Internal Control

26. Consider and review with the independent accountant and with the General Auditor the adequacy of (i) the Company's internal controls, including computerized information system controls, security, and controls related to financial reporting and (ii) any related significant findings and recommendations of the independent accountant and of the Internal Audit Department, together with management's responses thereto.

27.  Consider and review with management and with the General Auditor:

     A. Significant findings during the year and management's responses thereto.

     B. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

     C.   Any changes in the planned scope of the approved audit plan.

     D. The Internal Audit Charter. Approve the Internal Audit Charter and any subsequent changes.

     E. Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

Compliance

28. Review and approve the annual plan for the Company's Compliance Department as well as subsequent changes to the plan.

29. Review compliance reports and discuss significant risks and exposure related to the Company and its subsidiaries.

30. Review the effectiveness of the system for monitoring compliance with laws and regulations unrelated to financial reporting and the results of management's investigation and follow-up.

31.  Review the effectiveness of the Company's Compliance Department.

Reporting

32. Provide an open communication between the General Auditor, the independent accountant, the Compliance Officer, and the Board of Directors.

33. Regularly report to the Board of Directors about the Committee's activities, issues and related recommendations.

34. Prepare a letter for inclusion in the Company's Annual Report that describes the Committee's composition, responsibilities, and how the responsibilities were discharged.

35. Comply with the Sarbanes-Oxley Act of 2002, as well as SEC and Nasdaq Marketplace Rules governing disclosure in public documents related to audit committees, including (i) the requirement to disclose whether the members are independent; (ii) whether or not the members of the Committee are financially literate under the Nasdaq Marketplace Rules; (iii) whether or not a member of the Committee has the requisite experience of financial sophistication under the Nasdaq Marketplace Rules; (iv) whether or not the Committee includes a "financial expert", and if not, an explanation of why;
     (v) whether or not the Company has a code of ethics for its Chief Executive Officer and senior financial executives; and (vi) the inclusion of an audit committee report.

III.     COMPOSITION

The membership of the Committee shall consist of three or more members of the Board of Directors, each of whom shall be independent as defined by Nasdaq Marketplace Rules, SEC rules, and any other criteria established by law or regulation from time to time. In addition, the Company shall strive to have: (i) each member of the Committee satisfy the applicable Nasdaq Marketplace Rules relating to financial literacy; (ii) one member of the Committee with past financial experience resulting in his or her financial sophistication as required by Nasdaq Marketplace Rules; and (iii) a member who qualifies as an "audit committee financial expert" as defined by SEC rules. The Chairman of the Board of Directors shall at all times be a member of the Committee.

IV.      MEETINGS

The Committee shall meet at least 4 times annually, and may meet more frequently if necessary. The Committee shall meet separately at least annually with the Chief Executive Officer, the Chief Financial Officer, the General Auditor, and the independent accountant to discuss any matters the Committee or they believe should be discussed privately. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. Minutes will be recorded for each meeting held.

Approved by the Company's Board of Directors at its meeting on March ____, 2004.

                                   Appendix B

                            Articles of Amendment to
                          Articles of Incorporation of
                             Four Oaks Fincorp, Inc.

         Pursuant to Section 55-10-06 of the North Carolina Business Corporation Act, the undersigned corporation hereby submits these Articles of Amendment for the purpose of amending its Articles of Incorporation:

          1.   The name of the corporation is Four Oaks Fincorp, Inc.

          2. The Articles of Incorporation of the corporation are hereby amended as follows:

               Article III of the Articles of Incorporation is hereby deleted in its entirety and is replaced with the following Article III:

               "3. The corporation shall have the authority to issue ten million (10,000,000) shares of capital stock with a par value of One Dollar ($1.00) per share."

          3. The foregoing amendment was approved by, and proposed and recommended to the corporation's shareholders by, the Board of Directors on January 20, 2004, and approved by the shareholders on April __, 2004, in accordance with the provisions of Chapter 55 of the North Carolina General Statutes.

          4.   These Articles of Amendment will become effective upon filing.

         IN WITNESS WHEREOF, I have hereunto set my hand this __ day of ______, 2004.



                             FOUR OAKS FINCORP, INC.

                             By:
                             ---------------------------------------------------
                             Ayden R. Lee, Jr.
                             Chief Executive Officer and President

                                   Appendix C

PROXY         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             FOUR OAKS FINCORP, INC.
                  FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS.

The undersigned hereby appoints Ayden R. Lee, Jr. and M. S. Canaday as proxies, each with the full power of substitution to represent the undersigned and to vote all of the shares of stock in Four Oaks Fincorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held at the main office of Four Oaks Bank & Trust Company located at 6144 US 301 South, Four Oaks, North Carolina on _______, April ___, 2004 at ____ [a.m.] [p.m.]., and any adjournments thereof (1) as hereinafter specified upon the proposals listed below as more particularly described in the Company's proxy statement, receipt of which is hereby acknowledged; and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournments thereof. In order to vote for the proposals, place an X in the appropriate box provided below. The Board recommends a vote "FOR" the proposals listed below.

1. To elect the following nominees as directors of a one year term: M. S. Canaday; Ayden R. Lee, Jr.; William J. Edwards; Paula Canaday Bowman; Dr. R. Max Raynor, Jr.; Percy Y. Lee; Warren L. Grimes; William Ashley Turner.

[  ]  FOR all nominees                          [  ]  WITHHOLD AUTHORITY
(except as marked to the contrary below.)             to vote for all nominees.


INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name on the line provided below.

-------------------------------------------------------------------------------

2. To amend the Articles of Incorporation to increase the number of authorized shares of common stock from 5,000,000 shares to 10,000,000 shares.

[  ]  FOR the amendment.  [  ] AGAINST the amendment  [  ]  WITHHOLD AUTHORITY to vote for the
                                                            amendment.


    PLEASE MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

                           (continued from other side)

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

                                             SHARES


                           Dated: _______________________________, 2004
                           Please date and sign this Proxy and return promptly.



                           ------------------------------------------
                                Signature


                           ------------------------------------------
                                Signature



                           NOTE: Please sign your name exactly as it appears on this card. When signing for a corporation or partnership, or as agent, attorney, trustee, executor, administrator, or guardian, please indicate the capacity in which you are signing. In the case of joint tenants, each joint owner must sign.